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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)
                                  July 26, 2001


                        COMMISSION FILE NUMBER 000-29809


                               OTG SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                               7372                      52-1769077
   (state or other jurisdiction of      (Primary Standard Industrial         (IRS Employer
    incorporation or organization)       Classification Code Number)     Identification Number)


                            2600 TOWER OAKS BOULEVARD
                            ROCKVILLE, MARYLAND 20852
                                 (240) 747-6400
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)


                       6701 DEMOCRACY BOULEVARD, SUITE 800
                            BETHESDA, MARYLAND 20817
                                 (301) 897-1400
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

    OTG Software, Inc., a Delaware corporation ("OTG Software") issued a press release on July 26, 2001 announcing that it had acquired by merger UniTree Software, Inc., a California corporation. A copy of the Press Release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

    Press Release is attached.

    On July 26, 2001, OTG Software issued a press release announcing its financial results for the second quarter of 2001. A copy of this press release is attached as Exhibit 99.2 hereto and incorporated by reference herein. OTG Software held a conference call on July 26, 2001, which was open to the public, to discuss the acquisition of Unitree and the financial results for the second quarter of 2001. The call will be available for replay until midnight Eastern Standard Time on August 2, 2001 by dialing (800) 475-6701 in the U.S. or (320) 365-3844 internationally. The access code is 597246.


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Item 7.  Financial Statements and Exhibits

    (a)  Financial Statements of Business Acquired.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable.

    (c)  Exhibits

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
        Designation                                  Description
        -----------                                  -----------

          99.1             Press Release dated July 26, 2001 regarding the acquisition of
                           UniTree.

          99.2             Press Release dated July 26, 2001 regarding OTG Software's second quarter financial results.
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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           OTG Software, Inc.

Date: July 30, 2001                        By: /s/ Ronald W. Kaiser
                                               ---------------------------------
                                                   Ronald W. Kaiser
                                                   Chief Financial Officer and
                                                   Treasurer
                                                   (Principal Financial Officer)





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                                  EXHIBIT INDEX



    EXHIBIT
    NUMBER                          DESCRIPTION OF EXHIBIT

     99.1                  Press Release dated July 26, 2001 relating to the acquisition of
                           UniTree.

     99.2                  Press Release dated July 26, 2001 regarding OTG Software's second quarter financial results.
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